GSRX INDUSTRIES

JANUARY 2019 UPDATE

INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to GSRX Industries Inc. ("GSRX" or, the "Company"), its subsidiaries, or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in GSRX Industries Inc.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to obtain financing to expand our operations; (ii) product demand, market, and customer acceptance of the Company's products; (iii) the Company's ability to attract qualified sales representatives; (iv) competition, pricing and development difficulties; (v) the Company's ability to obtain the requisite state and local permits and licenses to conduct the contemplated businesses of Spirulinex, LLC, Pure and Natural CBDs, LLC, if there are changes in laws, regulations, or government policies related to cannabis; and (vi) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on GSRX Industries Inc.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of GSRX Industries Inc.. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

GSRX

INDUSTRIES

TABLE OF CONTENTS

CORPORATE OVERVIEW

GSRX Industries Inc. is in the business of acquiring, developing and operating retail cannabis CBD dispensaries/stores, and is in the process of expanding its business to include the extraction, manufacturing and delivery of cannabis and cannabinoid products.

Currently, GSRX operates FIVE cannabis dispensaries in Puerto Rico and ONE in California. Additionally, it holds FIVE pre-qualified locations in Puerto Rico, all of which are in various phases of development and construction.

The Company began expanding its California operations into the extraction and manufacturing businesses during the first half of 2018 through joint ventures in which it holds majority stakes. As of November 1, 2018, the Company's facility in San Francisco, California is under construction and its application for the requisite state and local permits to operate is under review. California state distributor and manufacturing permit issued to The Green Room in Point Arena pending construction of facility.

GSRX invested in two joint ventures: 1) Spirulinex, LLC, an extraction and manufacturing company in San Francisco that has developed a broad slate of cannabinoid ingestibles. (permit pending) 2) Sunset Connect, an established boutique cultivation operator and branded extractions business headquartered in San Francisco/Oakland Bay Area. Local and state permits have been issued.

The company launched Pure & Natural, an exclusive line of hemp-derived, pharmaceutical grade CBD produces. Along with an ecommerce website (www.getpureandnatrual.com), GSRX plans to launch several retail stores under the name "Pure and Natural CBD" in the United States *(anticipated to open April 2019)* which will be based in strategic locations in several key markets.

the green ROOM Cannabis Wellness on the Mendocino Coast

Green Spirit Rx

PURE & NATURAL PHARMACEUTICAL GRADE CBD

SPIRULINEX™ HIGHLY SCIENTIFIC

SUNSET CONNECT

as of 01/15/19

Stock Symbol	GSRX
Recent Price	$1.32
Market Cap	$59.47M
Shares Outstanding	44M *(approx.)*

EXPERIENCED MANAGEMENT TEAM

Les Ball, CEO
GSRX
Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Thomas Gingerich, CFO & Secretary
GSRX
35-years of accounting experience in public and private practice, specializing in tax compliance, structures, and tax planning. Former partner at Lain, Faulkner & Co., PC specializing in forensic accounting. Certified Public Accountant and member of the American Institute of Certified Public Accountants

John Grainer
Director of Operations and Sales, Spirulinex
Mr. Grainer has over 25 years of corporate and Sr. level logistical, operational and marketing experience. While owning & operating one of California's most well known hospitality and logistics companies with several high profile clients Mr. Grainer worked and partnered with Red Bull of North America. The partnership helped to support some of the most high profile events in the world including but not limited to Moto GP, NASCAR, Coachella and the Grammys to name just a few. Additionally, Mr. Grainer served as Chairman and CEO of one of the most successful rare coin and bullion operations in the U.S. His knowledge and keen sense of timelines and costs makes him one of the most sought after operations and logistical executives in the U.S. today.

Sarah Rodriguez, Chief Scientific Officer
Spirulinex
PhD UC Berkeley; lead scientist behind development of Spirulinex; extensive experience in strain development, metabolic engineering, metabolite analysis, bio-separation and fermentation engineering

Ali Jamalian, CEO
Sunset Connect, Spirulinex
Previously a creative producer and advertising agency director, Ali has worked for multinational cosmetics, food and beverage brands. His project portfolio includes Chivas, Pantene, Colgate, WeWork, Harrod's, and Fuchschen Alt Bier. An 8-year veteran cultivator and cannabis industry entrepreneur, he developed Spirulinex, Aqua Tetra Highdrate, and the Sunset Connect brands

Mark Young, Head Extractor
Spirulinex
Award-winning extractor (420 Hempcon 2016 – 1st Place Best Wax, Halloweed Hempcon 2016 – 1st Place/2nd Place Best Wax, 1st Place Best Booth); featured in *Dope Magazine*; considered an artist of extracting, Mark has a deeply scientific approach and methodology and is known to design his own equipment to attain unparalled quality

BOARD OF DIRECTORS

Christian Briggs

Chairman of the Board

Mr. Christian Briggs co-founded Cinsay Inc. in 2007, which is engaged in the development of an interactive advertising, marketing and e-commerce video platform. From 2009 to 2016, Mr. Briggs served as Chairman of the Board of Directors and Chief Executive Officer of Cinsay. While Chief Executive Officer, Mr. Briggs raised in excess of $130 million of institutional and venture capital funds to build out the online interactive video platform. In addition, Mr. Briggs was the leading intellectual property inventor, where he worked directly with the company's intellectual property team and its attorneys in both the United States and overseas.

Les Ball, CEO

Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Steve Farkas

Assistant Dean and Director of the University of Wyoming College of Business since 2009, Mr. Farkas has been a dynamic and highly innovative senior operations executive throughout a career that, in addition to academia, has played out across various industries. Mr. Farkas has more than 15 years in the retail industry, most recently serving as COO for Corral West Ranchwear, Inc., the industry's largest specialty western wear company. Mr. Farkas has served as Strategic Advisor and Management Consultant to a long list of corporate clients, specializing in company turnarounds, start-ups, mergers & acquisitions and organic growth strategies.

Dr. Harlan R. Ribnik, MD

Dr. Ribnik is a licensed anesthesiologist and pain management specialist actively practicing in Colorado, Wyoming and Idaho. He began private practice in Wyoming in 1989. Since 2005, he has limited his practice to pain management. In addition to his private practice, Dr. Ribnik is a clinical instructor at the University of Wyoming College of Human Medicine.

BOARD OF ADVISORS

Luis F. Toledo-Bayouth

A security specialist with more than 20 years' experience, Toledo-Bayouth began his career as a Special Agent for the U.S. Drug Enforcement Administration in Miami. He returned to Puerto Rico, where he was Director of Security & Loss Prevention for Olympic Mills Corporation before opening the Toledo Consulting Group, Inc., a private security firm he led for 15 years. He joined the Capitol Security Police, Inc. in 2015 as Director, developing and directing the Operational and Administration of its investigative division CS Intelligence. Since 2014, Toledo-Bayouth has served as President, Supervisory Committee, of TuCoop, a credit union based in Puerto Rico.

Juan Bauzá Salas

Salas studied government management and administration at Harvard University's John F. Kennedy School of Government, and served as Puerto Rico's Secretary of Agriculture from 1986 to 1990. He has been active in agricultural consulting in Puerto Rico for more than 40 years, advising a long list of international companies, including Libby, McNeill & Libby, Chiquita International and GH Technologies, AC. In addition to consulting, Salas served as General Director of Agriculture and Canneries for the Land Authority of Puerto Rico, and served as General Manager of Byoken, PR, Inc., a manufacture of eco-friendly soap products. He also served as COO/Director of STEM Group, Inc., in Vega Baja, Puerto Rico

Alexander Zhilenkov

Zhilenkov is a successful entrepreneur and businessman with significant investment experience in oil and gas throughout Western and Eastern Europe. He is an active investor in the real estate development market in Miami Beach, Florida.

Jeffrey B. Jump

Jump is a 39-year veteran of the international medical devices industry who guided Biosensors International from a single-product startup to a diversified international public medical device producer with $300 million in annual revenue.

GSRX INDUSTRIES INC. OPERATIONS IN US

Through its subsidiaries, GSRX is a cannabis-focused company operating in California, Tennessee, and Puerto Rico as follows:

California: Extraction & manufacturing* operations; dispensary and delivery operations. 1 dispensary currently operating. Binding LOI executed for 1 proposed location.

Texas: Pure & Natural CBD headquarters for both sales and fulfillment.

Puerto Rico: 5 dispensaries currently operating. 6 dispensary locations nearing completion. 5 additional locations being vetted. In additional, GSRX has wholesale transportation, retail home delivery and manufacturing approvals.

the green ROOM

Distributor and manufacturing permits issued, construction pending

Retail Dispensary and Delivery
Point Arena, CA
https://www.thegreenroomcollective.org

SPIRULINEX™

Permit pending
Extraction & Manufacturing
San Francisco, California
https://www.spirulinex.com

SUNSET CONNECT

Local state permits issued, construction pending
Growing, Cultivation
Oakland, California
25,000 sq. ft. of cultivation
https://www.sunsetconnect.co







PURE & NATURAL
PHARMACEUTICAL GRADE CBD

Pure and Natural Retail - CBD

- Lakeway/Austin, Texas – First store anticipated to open April 2019
- Dallas, Texas
- Nashville, Tennessee

Green Spirit Rx



THC Stores/Dispensaries

Carolina	**Open**
Dorado	**Open**
Fajardo	**Open**
San Juan/HR	**Open**
San Juan/ALA	**Open**
Bayamón	Under Construction
Caguas	Awaiting pre-qualification
Condado	Construction to Begin early 2019
Guaynabo	Under Construction
Isla Verde	Awaiting Final Construction
Old San Juan	Construction to begin early 2019

**The Bryant Facility is currently under construction and expected to be completed during the fourth quarter; however, there can be no assurance that construction will be completed during this timeframe.*

GSRX COMPANY HIGHLIGHTS

- **$75 billion dollar** market opportunity by 2030 (Cowen & Co.)
- The cannabis market is already bigger than the major commodity markets, including coffee, iron, aluminum, and wheat. And, its is on track to becoming bigger than gold. As demand continues to rise, GSRX is prepared to expand on its operations in key markets.
- Experienced management team
- Plans for expansion into other medical and/or adult use markets through acquisitions/JVs with existing operations and experienced operators
- Building vertically integrated business; spanning extraction, processing and manufacturing, to retail THC dispensaries and CBD stores
- Plans to operate up to 15 dispensaries in Puerto Rico by the end of 2019
- Plans to operated Pure and Natural CBD stores across the US



CANNABIS DWARFS OTHER MAJOR COMMODITY MARKETS
ANNUAL PRODUCTION VALUE (IN BILLIONS)
$200B
$180B
$160B
$140B
$120B
$100B
$80B
$60B
$40B
$20B
Gold
Cannabis
Corn
Iron
Wheat
Copper
Aluminum
Zinc
Coffee
Silver



VERTICALLY-INTEGRATED BUSINESS MODEL











GROWING & CULTIVATING

EXTRACTION & MANUFACTURING

RETAIL

WHOLESALE DISTRIBUTOR & RETAIL DELIVERY

WHAT IS CBD?

- CBD is a powerful plant extract that has been used for medicinal purposes for thousands of years. CBD is one of at least 113 Cannabinoids extracted from a proprietary strain of the hemp plant, not to be confused with the plant used to produce marijuana.

- Many leading doctors, scientists, and experts in the field believe that combining CBD with the full spectrum of other naturally occurring Cannabinoids, Terpenes and Flavonoids found in this special strain of hemp, may offer a range of measurable health benefits never seen in the pharmaceutical, food, or dietary supplement industries.

- According to *Hemp Business Journal*, 2017 sales for the U.S. hemp industry were $820 million overall, with sales of hemp-derived CBD products contributing $190 million to that total (Hemp Business Journal). In a study released earlier this month by MJBizDaily (MJBiz Daily Report), U.S. Hemp-driven CBD retail sales are projected to exceed $3 billion by 2022. In an article published in Rolling Stone last month, a new estimate from cannabis industry analysts the Brightfield Group indicates the overall hemp-CBD market could hit $22 billion by 2022 (Rolling Stone).


PUREAND NATURAL CBD
PHARMACEUTICAL GRADE CBD SALVE
500 MG

PURE & NATURAL

GSRX is set to launch several retail stores under the wholly owned subsidiary and brand name "Pure and Natural CBD" in the United States *(anticipated to open first half of 2019)* which will be based in strategic locations in several key markets. Through these retail stores, GSRX will offer a broad range of health/wellness and all-natural, hemp derived CBD products, the healthy alternative to using cannabis CBDs. www.GetPureAndNatural.com

GSRX has successfully established a retail medicinal cannabis dispensary brand in Puerto Rico, with five Green Spirit RX dispensaries currently operating there, and **five** more in various phases of development and construction. The Company's plans call for repeating that success with Pure and Natural CBD, the proposed chain of retail locations dedicated to non-THC Cannabis and Hemp CBD-only products, the sale of which is freely permitted.

PURE & NATURAL
PHARMACEUTICAL GRADE CBD

Presenting the world's premier organically grown, full spectrum line of pharmaceutical grade hemp derived CBD products. Utilizing the most advanced nano technology, Pure & Natural ensures industry-leading absorption rate and bioavailability.

Gluten Free	THC Free	Organic
100% Money Back Guarantee	Full Spectrum	Free Shipping in USA Via USPS
No GMO	Quality Manufacturing	Farm Bill Compliant
No Pesticides	No Metals	No Harsh Chemicals

AUSTIN LOCATION

SWC OF 620 & FLINT ROCK RD 200 MEDICAL PARKWAY
LAKEWAY, TX 78734

- Our Austin storefront will be the first of several locations to offer its community access to top-quality CBD products.
- Pure & Natural specializes in creating premium, full spectrum CBD products with organic agricultural practices and cutting-edge technology. Our high-end stores provide our customers with a tranquil, comfortable environment to sample products and learn about CBD.
- Located in one of Austin's most affluent areas, this location is easily accessible and excellent visibility from RR 620, and next to prime shopping, restaurants, residential communities, and groceries.

DEMOGRAPHIC SNAPSHOT

	1 MILE	3 MILES	5 MILES
2018 Total Population	3,804	16,874	53,105
2018 Average HH Income	$162,319	$153,872	$157,114
2018 Daytime Population	4,803	21,361	34,159


AVAILABLE


FLINT ROCK RD
Pharmacy
MEDICAL CENTER DR

- A total population of 53,105 within a 5 mile radius
- Located in front of Baylor Scott & White Medical Center – Lakeway
- At a signalized intersection with traffic count 48,702 VPD

AUSTIN LOCATION

SWC OF 620 & FLINT ROCK RD 200 MEDICAL PARKWAY
LAKEWAY, TX 78734

- Centralized location with easy highway access and adjacent to major shopping locations, restaurants, *several* residential communities, Legacy Oaks of Lakeway Assisted Living, and Baylor Scott & White Medical Center, one of the largest hospitals in Texas.

- Legacy Oaks of Lakeway Assisted Living provides relaxation and ease of living with 150 beds in a boutique-style setting.

- Lake Travis Independent Living provides a picturesque home base for seniors who want to live full, independent lifestyles with 150 beds.

- With a reputation for quality and innovation, **Baylor Scott & White hospitals** recently received more national rankings and high-performing ratings from U.S. News & World Report's "Best Hospitals" ratings than any other health system in Texas.



Tuscan Village at Lakeway
Creekside at Lakeway
verizon
Schram Ranch
Flint Rock Rd
SITE
Proposed Medical Offices
Assisted Living 150 Beds
Independent Senior Living 150 Beds
Medical Pkwy
The Estates at Cherry Mountain
Lake Travis High School





5

AUSTIN LOCATION

SWC OF 620 & FLINT ROCK RD 200 MEDICAL PARKWAY
LAKEWAY, TX 78734


PURE AND
NATURAL
CBD


PURE AND
NATURAL
CBD


PURE AND
NATURAL
CBD


PURE AND
NATURAL
CBD

NASHVILLE LOCATION

2306 West End Ave,
Nashville, TN 37203

- Close to many hospitals, including Vanderbilt Medical Center, TriStar Centennial Medical Center, Nashville General Hospital, and Saint Thomas Midtown Hospital.
- The Vanderbilt Medical Center has 23 clinics and administrative offices in the Berry Hill section of Nashville, filling 440,000 square feet. Its health care providers see more than 1.6 million patients each year.
- Nashville General Hospital has provided quality healthcare to the Nashville community for over 128 years.
- Tristar Centennial Medical center is a 686-bed facility offering medical and surgical programs.
- Saint Thomas Midtown Hospital is the largest not-for-profit community hospital in Mid Tennessee, licensed for 683 acute and rehab care beds.
- Close to a number of assisted living facilites.






Nashville General Hospital
1818


TriStar Centennial Medical Center




Nashville

NASHVILLE LOCATION

2306 West End Ave,
Nashville, TN 37203

- Very close to Amazon's new executive operations center at The Gulch, which will bring 5,000 jobs to the area, making it the largest jobs announcement in Tennessee history.

- Across the street from Vanderbilt University, with close to 13,000 students enrolled in 2018.

- Next to the famous Music Row in Nashville, home to numerous businesses related to music, including record labels, recording studios, and radio stations.


THE GULCH
65




2018


RECORD
REAL COUNTRY MUSIC
LIVES HERE
EST. 1947

NASHVILLE LOCATION

2306 West End Ave,
Nashville, TN 37203




PURE AND NATURAL
WEST END - NASHVILLE


PURE AND NATURAL CBD






PURE AND NATURAL CBD

CLARKSVILLE LOCATION

Governor's Square Mall
2801 Wilma Rudolph Blvd,
Clarksville, TN 37040

- **Our Governor's Square Mall kiosk will be the first of several kiosks to offer top-quality CBD products.**

Trade Area Facts

Trade Area Population	345,667
Average Income	$63,002
Number of Households	129,035

Trade area data on this page reflects demographic information for zip codes that make up our trade area.

Governor's Square Mall Facts

Opening Date	1986
Renovation Date	November 2014
Total Property Size	1.1 million + sq. ft.


Bath & Body Works


zumiez


AMERICAN EAGLE OUTFITTERS


St. Louis
MO
IL
IN
Evansville
Louisville
KY
Marion
Madisonville
Cape Girardeau
Paducah
Bowling Green
Clarksville
Union City
Nashville
TN



CLARKSVILLE LOCATION

- 1.1 million square foot super-regional center with more than 100 retailers
- Job growth for the Clarksville area is projected to be 37.6% through 2027.
- Governor's Square Mall is located 45 miles from Nashville and offers the only significant retail within 30 miles.
- Nearby Fort Campbell military complex, with 36,000 + personnel, is the largest employer in both Tennessee and Kentucky.
- Clarksville/Montgomery County is among the fastest growing Metropolitan Statistical Areas (MSA) in the nation. The population grew by 35% 2006-2016 (U.S. Census Bureau).
- Business-friendly local economy is attracting major industrial developments, including Hankook Tire plant (1,000 jobs), LG Electronics plant (600 jobs) and a 1.1 Million sq. ft. Lowe's Direct Fulfillment Center (600 jobs).


Trade Area Map
30
20
10
KY
TN
GOVERNOR'S SQUARE MALL
Clarksville
Nashville
24
41
79
24
65
12
40
440

THE PURE & NATURAL CBD KIOSK


CINNABON
PURE & NATURAL
SHOP NOW
rmaceutical Grade Hemp CBD

DISTRIBUTOR, EXTRACTING, AND MANUFACTURING


Redding
Las
Nationa
5
Chico
Mendocino
National Forest
Sacra
505
Santa Rosa
San Francisco
San Jose

Point Arena, CA



STATE OF CALIFORNIA
DEPARTMENT OF PUBLIC HEALTH
MANUFACTURED CANNABIS SAFETY BRANCH

TEMPORARY MANUFACTURING LICENSE
ADULT AND MEDICINAL CANNABIS PRODUCTS

LICENSEE:
Point Arena Manufacturing, LLC
1301 Dobbie Lane, Ste 102
Mansfield, TX
76063

LICENSED PREMISES:
165 Main Street
Point Arena, CA
94568

LICENSE NUMBER: CDPH-T00001838
LICENSE TYPE: Type 6: Non Volatile Solvent Extraction

EFFECTIVE DATE: 12/18/2018
EXPIRATION DATE: 04/16/2019

This license is a conditional license and authorizes the holder thereof to engage in commercial cannabis activity as would be permitted under the privileges of the annual license for which the applicant may submit an application to the licensing authority. This license is not transferable to any other person or premises.

CDPH
California Department of Public Health
P.O. Box 997377, MS 7606
Sacramento, CA 95899-7377

Asif A. Maan Ph.D.
Chief, Manufactured Cannabis Safety Branch

Manufacturer Permit



BUREAU of CANNABIS CONTROL
CALIFORNIA

Bureau of Cannabis Control
(833) 768-5880

Adult-Use and Medicinal - Distributor Temporary License

LICENSE NO:
C11-18-0000337-TEMP

VALID:
12/10/2018

LEGAL BUSINESS NAME:
POINT ARENA DISTRIBUTION

EXPIRES:
4/9/2019

PREMISE:
165 MAIN ST
POINT ARENA, CA 95468

Non-Transferable

Prominently display this license as required by Title 16 CCR § 5039

Distributor Permit

DISTRIBUTOR, EXTRACTING, AND MANUFACTURING


444
Secure Surveillance
2 x 6
Common Area
Break Room
9 x 6
Bathroom
8 x 5
Area A
Manufacturing
23 x 13
Hallway
7 x 3
Area B
Secure Records
5 x 6
Common Hallway
8 x 3
Area A
Secure Storage
Common Area Lobby
18 x 5
Area B
Distribution
12" x 5"
Vehicle Overhang
252


444
Secure Surveillance
2 x 6
ETOH Extractor
Molecular
Distillation
Common Area
Break Room
9 x 6
Bathroom
8 x 5
Area A
Manufacturing
23 x 13
Hallway
7 x 3
Area B
Secure Records
5 x 6
Common Hallway
8 x 3
Area A
Secure Storage
Common Area Lobby
18 x 5
Area B
Distribution
12' x 5"
Vehicle Overhang
252


444
2 x 6
Secure Surveillance
Break Room
9 x 6
Bathroom
8 x 5
Area A
Manufacturing
23 x 13
Hallway
7 x 3
Area B
Secure Records
5 x 6
Hallway
8 x 3
Area A
Secure Storage
8 x 8
Common Hallway
17 x 5
Area B
Distribution
12x5
Vehicle Overhang
252


444
2 x 6
Secure Surveillance
Break Room
9 x 6
Bathroom
8 x 5
Area A
Manufacturing
23 x 13
Hallway
7 x 3
Area B
Secure Records
5 x 6
Hallway
8 x 3
Area A
Secure Storage
8 x 8
Common Hallway
17 x 5
Area B
Distribution
12x5
Vehicle Overhang
252

Point Arena, CA

Growing & Cultivation

Sunset Connect

GSRX in a joint venture with an established boutique cultivation operator and branded extractions business headquartered in San Francisco/Oakland Bay Area.

- Sublease signed for 25,000 sq. ft. of cultivation. Sunset Connect ("Sunset") is the largest tenant in Oakland's C-Plex cannabis complex, and the only cultivation operation on premise
- Plans to expand distribution to include medical and adult dispensaries and delivery services statewide
- Sunset products currently available at Grassroots SF, Shambala SF, Basa Collective SF, Barbary Coast SF and EAZE delivery; to become available through Rise Logistics and Filigreen Distribution
- Sunset will provide raw materials to extractions segment, and sell to dispensaries throughout California

SUNSET CONNECT
GROWN AND RAISED IN THE CITY

Find us on the web *www.sunsetconnect.co*
Instagram *@SunsetConnect*

https://www.nasdaq.com/press-release/sunset-connect-oakland-llc-charts-progress-for-cannabis-growing-operation-in-oakland-20180626-00288

MANUFACTURING

DRAGONGLASS™ FLAKE & BAKE CANNABIS-INFUSED GET CREATIVE

SPIRULINEX™
HIGHLY SCIENTIFIC

- GSRX is the majority owner of Spirulinex, LLC, a manufacturing company in San Francisco that has developed a broad slate of cannabinoid ingestibles, both **THC** and **CBD**.
- Spirulinex's manufacturing headquarters is currently under construction on Bryant Street in San Francisco's Green Zone, which is currently under construction. We expect construction to be completed during the first quarter of 2019; however, there can be no assurance that construction will be completed as expected.
- Developer of DragonGlass *(a.k.a Flake & Bake),* the Company's proprietary dried activated THC and CBD powder.
  - All natural, vegan and gluten free; made with organic Spirulina
  - Zero Calorie. Zero Alcohols. Zero Fat.
- This proprietary patent pending formula is the world's first all-natural dried activated THC powder in combination with superfood. Its water-based, all natural method of infusing cannabinoids is taking the industry to a whole new level.
- Currently, Spirulinex has a multitude of IP patent applications pending in both domestic and foreign filings.
  - Dragonglass is a sublingual/edible flake made using superfood, and is prepared using proprietary, patent-pending methods of producing water-based edibles that are free of sugar, fat, alcohol, and synthetics. Spirulinex has a robust patent portfolio, and continues to aggressively pursue protection for its innovative formulations and product designs, both domestically and abroad."









https://www.nasdaq.com/press-release/spirulinex-charts-progress-for-cannabinoid-manufacturing-company-in-san-francisco-20180703-00235

California Operations Flow Chart


GSRX Industries Inc.
100%
51%
Pure & Natural CBD
Manufacturing & Processing
Spirulinex, LLC
Extraction, Manufacturing & Processing
SALES
SALES
CALIFORNIA
RETAIL DISPENSARIES

California Retail Dispensary Operations

- Company plans to identify and acquire more dispensary operations with significant growth potential in key markets across California
- First dispensary acquired in Point Arena on April 1, 2018
- Adult use sales, which began Jan. 1, expected to drive market to $6.6B annually in 2018 *(beer sales were $5B in 2017 – Cowen & Co)*

Prime location in Point Arena serving Mendocino coast

the green ROOM
Cannabis Wellness on the Mendocino Coast

https://www.instagram.com/greenroommendo/
https://www.thegreenroomcollective.org



the green
ROOM
Cannabis Wellness
on the Mendocino Coast
OPEN



the green
ROOM



https://www.nasdaq.com/press-release/the-green-room-cannabis-dispensary-more-than-doubles-sales-under-gsrxs-ownership-and-management-20180717-00706
http://www.breitbart.com/california/2017/10/31/california-bureaucrats-ready-for-jan-1-recreational-marijuana-tax-bonanza/

Puerto Rico Opportunity

- Puerto Rico has a population of **3.6 million** people and not only has the largest mall in the Caribbean (Plaza Las Americas), but is also currently one of the the only Caribbean islands where cannabis has been legalized for medicinal purposes.
- Anyone with medical-issued license from another state may purchase cannabis by filling out a legal form (same day turnaround).
- Puerto Rico's rate of tourism targeted nearly **10 million in 2016**, which may increase sales significantly with tourists who could purchase cannabis in the territory. Historically, tourism has contributed nearly **$4 billion** to Puerto Rico's economy, which is over **$101 billion GDP**.
- The average income is $20,078 per year, and the sale of medical cannabis has the potential to generate more significant revenue. The island has passed initiatives to incentivize the development of the industry.
- Puerto Rico's cannabis program is tailored to advance its manufacturing and tourism industries. Beyond providing economic incentives and tax exemptions/credits to hydroponic planting and cultivation, laboratory-based research and development, commercial scale manufacture and recycling, Puerto Rico's program services an estimated **50,000 resident patients (2018)** and up to **five million of annual tourists** *(estimated)* eligible to purchase cannabis with an out-of-state registration card.

http://www.worldometers.info/world-population/puerto-rico-population/
https://thefreshtoast.com/cannabis/how-puerto-ricos-medical-marijuana-market-is-making-a-comeback/
http://www.thecannabist.co/2016/08/23/puerto
https://hoban.law/blog/2017/2017-01/how-puerto-rico-became-legalized-marijuanas-boomtown
http://www.worldometers.info/world-population/puerto-rico-population/ https://weedmaps.com/dispensaries/in/puerto-rico
http://www.prnewswire.com/news-releases/puerto-rico-tourism-holds-steady-in-2016-300374507.html
https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/
https://www.nasdaq.com/press-release/green-spirit-rx-opens-two-new-medicinal-cannabis-dispensaries-in-puerto-rico-20180611-00260

Early-Mover Advantage in Puerto Rico

- Economics could accelerate addition of adult use
- Reciprocating agreement with medical marijuana card holders from other states; an estimated 10 million tourists visited the island in 2016. The 2018/2019 cruising season is expected to witness a record-breaking 1.7 million passengers, which is expected to generate roughly $250 million in revenue for the Island.
- Anticipate opening up to 10 additional dispensaries in strategic locations on the island over the next 12 months. GSRX also plans to expand operations include extraction and manufacturing

Green Spirit Rx


(largest Marina in the Caribbean)

50% of tourists travel within a 5-mile radius of San Juan






b·well



CAROLINA

OPEN

Trujillo Bajo, Carolina 00987, Puerto Rico

- A high-density population over 175,000, Carolina is a tourist center for vacationers from all over the world.
- Carolina is a tourist center near Puerto Rico's international airport and home to top luxury hotels and casinos such as The Ritz Carlton, Intercontinental and El San Juan Hotel.


Green Spirit Rx





DORADO

OPEN

Paseo del Plata Shopping Center, 696 Avenue José Efrón #3,
Dorado, 00646, Puerto Rico

- One of the wealthiest communities in Puerto Rico a few miles west of San Juan with a population of near 40,000.
- A tourist favorite with three golf courses, and upscale, five-star hotels such as the Dorado Beach and Residences, A Ritz Carlton Reserve.


Green Spirit Rx


Dorado Beach, A Ritz-Carlton Reserve
Embassy Suites by Hilton Dorado del Mar
East Golf Course
DORADO DEL MAR
DORADO BEACH RESORT & CLUB
LOS PASEOS DE DORADO
SABANERA DORADO
SAN ANTONIO
VILLA SANTA
MONTE LINDO



FAJARDO

OPEN

Carr. 3, KM 44.1 Bo Quebrada, Fajardo, PR 00738

- With its nearly 5000 square feet, it will be one of the largest dispensaries in Puerto Rico and the Caribbean.
- A population just shy of 40,000 and some of the finest places to stay, including Las Casitas and El Conquistador, both Waldorf Astoria resorts.
- Fajardo is a hub for boating and fishing and a launching port for nearby islands such the U.S. Virgin Islands and the British Virgin Islands.


Green Spirit





HATO REY

OPEN

508 Calle Teniente César Luis González,
San Juan, 00918, Puerto Rico

- San Juan's most densely populated district located in close proximity to a large concentration of doctor's offices and medical practices.







SAN JUAN

OPEN

509 Av. Andalucía, San Juan, 00920, Puerto Rico

- San Juan - the capital and largest city in Puerto Rico with nearly 400,000 residents.
- A major cruise destination, with 1.5 million cruise passengers arriving annually, and 10 million visiting Puerto Rico by air.
- GSRX San Juan dispensary is in the heart of a major tourist location with five star hotels, including the Dorado Beach Ritz Carleton, and the Ritz Carleton, San Juan.





CAGUAS

LEASE SIGNED – AWAITING PRE QUALIFICATION

Carr. #1 Km27.8 Caguas, PR

- One of the largest municipalities, with a population of close to 140,000
- Located in the largest valley in Puerto Rico, the "Valle de Caguas" (or "Valle del Turabo-Turabo Valley") which it shares with Gurabo and part of Aguas Buenas. It is located approximately 30 minutes from the coastline both on the east (Humacao) and the north (San Juan), and is divided from the Gurabo portion of the valley by the river of the same name.
- The town's economic activities include: diamond cutting, tobacco processing, and the manufacture of leather goods, glass and plastic products, electronic equipment, clothing and bedding.





http://welcome.topuertorico.org/city/caguas.shtml
https://en.wikipedia.org/wiki/Caguas,_Puerto_Rico

BAYAMÓN

UNDER CONSTRUCTION

15 Av. Lomas Verdes, Bayamón, 00956, Puerto Rico

- With a large population of 240,000, Bayamón is second only to San Juan in population.
- Bayamón has some of the best hotels, including the Hyatt Place Bayamón.




San Juan



ISLA VERDE

AWAITING FINAL INSPECTION

1060 Av. Isla Verde, Carolina, Puerto Rico 00913

- The most popular beach vacation destination in all of Puerto Rico for both residents and tourists, luring both leisure and business vacationers.
- Voted number one best urban beach 2016 by USA Travel readers.







ISLA VERDE

AWAITING FINAL INSPECTION

1060 Av. Isla Verde, Carolina, Puerto Rico 00913





CONDADO

CONSTRUCTION TO BEGIN SOON

Ashford Ave. #1022, Units 5 and 6, San Juan 00907

- 2,300 SF dispensary located in Hotel District of San Juan; building is in front of Hotel Vanderbilt and Serafina Hotel.
- On Ashford Avenue, a main thoroughfare of Condado with business and residential buildings, including luxury high rises throughout the neighborhood
- Major tourist attraction; surrounded by beaches, restaurants, and nightclubs within 3 mile radius




GREEN SPIRIT

GUAYNABO

UNDER CONSTRUCTION

Urbanización Muñoz Rivera, Calle Acuarela C-15 (local A), Guaynabo, Puerto Rico, 00969

- Guaynabo is known as "Capital del Deporte" (capital of the sport) with a population around 100,000. Guaynabo is located in the northern coast of the island, west of San Juan



Green
Spirit





OLD SAN JUAN

CONSTRUCTION TO BEGIN SOON

- Old San Juan "San Juan Antiguo", is one of the most popular cruise destinations in the Caribbean and the most visited place in Puerto Rico.
- Dispensary is next to the Governor's mansion and located in "Old San Juan", the tourist traffic is approximately 10M tourists a year
- What Paris is to Europe, Old San Juan is to the Caribbean. Tourists can enjoy a variety of interesting attractions, stay at elegant romantic hotels, shop at unique shops, play at San Juan Beaches, and savor exquisite cuisine. There's a great variety of hotels, from modern, world class luxury hotels, to small inns for every budget, right in the heart of Old San Juan, giving you access to everything within walking distance.


GREEN SPIRIT


GREEN
SPIRIT

https://sanjuanpuertorico.com/old-san-juan/


GREEN
SPIRIT

US Cannabis Growth Rates



CALIFORNIA MARIJUANA SALES GROWTH
$444M
MEDICAL
2013
$576M
MEDICAL
2014
$814M
MEDICAL
2015
$1.8B
MEDICAL
2016
$2.2B
MEDICAL
2017
$6.6B
PROJECTED MEDICAL AND RECREATIONAL
2018



WASHINGTON MARIJUANA SALES GROWTH
$12.3M
MEDICAL
2013
$49M
RECREATIONAL
2014
$486M
RECREATIONAL
2015
$1.1B
RECREATIONAL
2016
$1.48B
RECREATIONAL
2017
$1.59B PROJECTED
RECREATIONAL
2018



COLORADO MARIJUANA SALES GROWTH
$199M
MEDICAL
2012
$323M
MEDICAL
2013
$699M
$313M REC
$385M MEDICAL
2014
$996M
$587M REC
$408M MEDICAL
2015
$1.3B
$875M REC
$438M MEDICAL
2016
$1.507B
$1.1B REC
$408M MEDICAL
2017
$1.533B PROJECTED
$1.2B REC
$300M MEDICAL
2018

Figure 3 Young Adult Alcohol Incidence on the Decline



Alcohol Past Month Incidence (Ages 18-25)

Source: NSDUH and Cowen and Company

Figure 4 As Cannabis Is on the Rise, Beer Continues to Fall



Lifetime Cannabis Use vs. Beer Per Capita Consumption
Lifetime Incidence Rate
Per Capita Consumption (in gallons)
Cannabis
Beer

Note: NSDUH lifetime data is Ages 12+, NIAAA per capita consumption is Ages 14+
Source: NIAAA, NSDUH and Cowen and Company

https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-report
https://502data.com
https://mjbizdaily.com/chart-california-medical-marijuana-sales-skyrocket-132-since-2010/
https://www.colorado.gov/pacific/revenue/colorado-marijuana-sales-reports

Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.

Puerto Rico Cannabis Growth Rates


PUERTO RICO ESTIMATED CANNABIS SALES GROWTH
2B
1.8B
1.6B
1.4B
1.2B
1B
800M
600M
400M
200M
2018: 48k Medical cards x $15k/year
2019: 125k Medical cards x $15k/year
$500M
MEDICAL
$1.8B
MEDICAL & ADULT
2018
2019/2020

*Guesstimates

https://aldia.microjuris.com/2018/04/25/expertos-de-la-industria-del-cannabis-presentan-recomendaciones-al-senado/

Information sourced from third party and we cannot guarantee accuracy. Do not rely on this for investment decisions.

INDUSTRY COMPS

Company Name	Ticker	Price Close	Market Cap	Revenue (ttm)	P/S (ttm)
Aphria Inc.	APHA	6.81	$1.76B	$36.92M	47.67x
Aurora Cannabis Inc.	ACB	7.13	$6.76B	$18.07M	374.10x
Cannagrow Holdings Inc.	CGRW	0.88	$92.89M	$1.24M	74.91x
Canopy Growth Corporation	CGC	41.67	$14.62B	$77.95M	187.55x
Cronos Group Inc.	CRON	13.09	$2.45B	$4.1M	597.56x
Earth Science Tech Inc.	ETST	0.69	$37.59M	$463K	81.18x
GW Pharmaceuticals plc	GWPH	128.54	$3.77B	$12.78M	294.99x
MedMen Enterprises Inc *(CAD)*	MMEN	3.07	$1.88B	$8.4M	223.81x
Tilray Inc.	TLRY	84.40	$9.33B	$20.54M	454.23x
United Cannabis Corp.	CNAB	0.40	$32.39M	$362K	89.47x
Green Spirit Industries	**GSRX**	**$1.32**	**$776M**	**$3.2M (2018 approximate)**	**19.18x**

Industry Average: 242.55x price to sales ratio

Sourced: 01/15/19 – MarketWatch.com

Total Revenues


GSRX 2018 QUARTERLY REVENUES
2M
1.8M
1.6M
1.4M
1.2M
1M
800k
600k
400k
200k
$2,196
$353,430
$706,428
$2M
(approximate)
Q1
ACTUAL
Q2
ACTUAL
Q3
ACTUAL
Q4
FORECAST

Puerto Rico Gross Margin %


GSRX PUERTO RICO GROSS MARGIN % 2018
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
62.61%
41.71%
43.79%
46-49%
Q1 2018 ACTUAL
Q2 2018 ACTUAL
Q3 2018 ACTUAL
Q4 2018 FORECAST

Q4 Gross margin based on the actual October gross margins of 4 stores.

California Gross Margin %


GSRX CALIFORNIA GROSS MARGIN %
59%
58%
57%
56%
55%
54%
53%
52%
51%
50%
53.42%
57.97%
56-58%
Q2 2018 ACTUAL
Q3 2018 ACTUAL
Q4 2018 FORECAST

Q4 Gross margin based on the actual October gross margin.

Operating Expenses


GSRX 2018 OPERATING EXPENSES
$10M
$9M
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$8,510,033
$3,809,311
$2,198,056
Q1
ACTUAL
Q2
ACTUAL
Q3
ACTUAL

Loss Per Share


GSRX LOSS PER SHARE
.20¢
.18¢
.16¢
.14¢
.12¢
.10¢
.08¢
.06¢
.04¢
.02¢
.21¢
.08¢
.04¢
Q1 2018 ACTUAL
Q2 2018 ACTUAL
Q3 2018 ACTUAL

Point Arena Manufacturing LLC Point Arena FiveYear Projection						
	1-12 mths	13-24 mths	25-36 mths	37-48 mths	49-60 mths	5 year Total
Revenues						
Revenues	$ 2,880,000	$ 4,032,000	$ 4,435,200	$ 4,878,720	$ 5,366,592	$ 21,592,512
Total Revenues	2,880,000	4,032,000	4,435,200	4,878,720	5,366,592	21,592,512
COGS						
Cost of Product	1,036,800	1,451,520	1,596,672	1,756,339	1,931,973	7,773,304
Packaging	57,600	80,640	88,704	97,574	107,332	431,850
Total Cost of Sales	1,094,400	1,532,160	1,685,376	1,853,913	2,039,305	8,205,154
Gross Profit	1,785,600	2,499,840	2,749,824	3,024,807	3,327,287	13,387,358
Gross Profit %	62%	62%	62%	62%	62%	62%
Operating Expenses						
Salaries and payroll taxes	372,736	422,573	474,902	529,848	556,342	2,356,401
Additional employee costs/benefits	37,274	42,257	47,490	52,985	55,634	235,640
Rent/building purchase costs	56,616	56,616	56,616	56,616	56,616	283,080
Taxes to City of Point Arena (7%)	201,600	282,240	310,464	341,510	375,661	1,511,475
Utilities	24,000	24,720	25,462	26,226	27,013	127,421
Insurance	12,000	12,360	12,731	13,113	13,506	63,710
Marketing	48,000	49,440	50,923	52,451	54,025	254,839
Building maintenance	18,000	18,540	19,096	19,669	20,259	95,564
Equipment maintenance	30,000	30,900	31,827	32,782	33,765	159,274
Computer expenses	12,000	12,360	12,731	13,113	13,506	63,710
Legal and professional	36,000	37,080	38,192	39,338	40,518	191,128
Permits	10,000	10,300	10,609	10,927	11,255	53,091
Other operating expenses/overhead	30,000	30,900	31,827	32,782	33,765	159,274
Total Operating Expenses	888,226	1,030,286	1,122,870	1,221,360	1,291,865	5,554,607
Operating Profit	897,374	1,469,554	1,626,954	1,803,447	2,035,422	7,832,751
Operating Profit %	31%	36%	37%	37%	38%	36%

GSRX Industries Inc.
2018 Revenues, COS and Gross Margin
(Unaudited)

	Second Quarter	Third Quarter	Fourth Quarter	Totals for April - December
Puerto Rico				
Revenues	132,525	527,943	1,501,283	2,161,751
Cost of Sales	77,314	294,984	796,801	1,169,099
Gross Margin	55,211	232,959	704,482	992,652
Gross Margin %	41.66%	44.13%	46.93%	45.92%
Point Arena				
Revenues	122,209	121,997	118,652	362,858
Cost of Sales	62,390	51,270	56,517	170,177
Gross Margin	59,819	70,727	62,135	192,681
Gross Margin %	48.95%	57.97%	52.37%	53.10%
Manufacturing				
Revenues	98,252	9,029	42,493	149,774
Cost of Sales	39,422	-	-	39,422
Gross Margin	58,830	9,029	42,493	110,352
Gross Margin %	59.88%	100.00%	100.00%	73.68%
Pure and Natural				
Revenues	-	-	168,216	168,216
Cost of Sales	-	-	73,123	73,123
Gross Margin	-	-	95,093	95,093
Gross Margin %	0.00%	0.00%	56.53%	56.53%
Development fees	-	-	150,000	150,000
Rental Income	8,585	42,028	74,574	125,187
Total Revenues - GSRX Industries Inc.				
Revenues	361,571	700,997	2,055,218	3,117,786
Cost of Sales	179,126	346,254	926,441	1,451,821
Gross Margin	182,445	354,743	1,128,777	1,665,965
Gross Margin %	50.46%	50.61%	54.92%	53.43%
Increase in Revenues	*N/A*	*193.88%*	*293.18%*	

Pure and Natural LLC
Kiosk Pro Forma
FiveYear Projection

	1-12 mths	13-24 mths	25-36 mths	37-48 mths	49-60 mths
Revenues					
Retail sales	$ 1,775,000	$ 2,125,000	$ 2,231,250	$ 2,342,816	$ 2,459,954
Total Revenues	1,775,000	2,125,000	2,231,250	2,342,816	2,459,954
COGS					
Cost of Products	887,500	1,062,500	1,115,625	1,171,408	1,229,977
Total Cost of Sales	887,500	1,062,500	1,115,625	1,171,408	1,229,977
Gross Profit	887,500	1,062,500	1,115,625	1,171,408	1,229,977
Gross Profit %	50%	50%	50%	50%	50%
Operating Expenses					
Salaries and taxes	130,800	170,040	178,548	187,476	196,860
Rent - Base	30,000	30,000	30,000	30,000	30,000
Rent - 10% over $375,000	140,000	175,000	185,625	196,782	208,495
Rent - Storage	2,400	2,460	2,522	2,585	2,650
CAM	1,839	1,885	1,932	1,980	2,030
Insurance	684	701	719	737	755
Marketing	6,000	6,150	6,304	6,462	6,624
Other operating expenses	4,800	4,920	5,043	5,169	5,298
Total Operating Expenses	316,523	391,156	410,693	431,191	452,712
Operating Profit	570,977	671,344	704,932	740,217	777,265
Operating Profit %	32%	32%	32%	32%	32%

Assumptions:
After first start up year, sales increase 5% annually
Cost of Products maintain 50% cost
Labor based on 2-5 full/part time employees, including one supervisor; 5% pay raise annually
Base rent is $2,500 per month
% Rent is 10% over $375,000 annually
Storage is for a 95 square foot space inside the mall
CAM based on lease, 2.5% annual increase
Insurance based on quote from carrier
Marketing estimated at $500 per month
Other operating expenses estimated at $400 per month to capture miscellaneous costs

Project 1493 LLC
Puerto Rico Dispensaries
FiveYear Projection

Revenues	2019	2020	2021	2022	2023
Dorado	$ 1,775,000	$ 2,125,000	$ 2,231,250	$ 2,342,816	$ 2,459,954
Carolina	2,117,000	2,328,700	2,561,570	2,817,727	3,099,500
Hato Rey	1,642,500	1,806,750	1,987,425	2,186,168	2,404,785
Andalucia	2,299,500	2,529,450	2,782,395	3,060,635	3,366,699
Fajardo	1,642,500	1,806,750	1,987,425	2,186,168	2,404,785
Isla Verde	1,277,500	1,405,250	1,545,775	1,700,353	1,870,388
Bayamon	1,368,000	1,504,800	1,655,280	1,820,808	2,002,889
Guaynabo	1,726,200	1,898,820	2,088,702	2,297,572	2,527,329
Caguas	1,233,000	1,356,300	1,491,930	1,641,123	1,805,235
Old San Juan	684,000	752,400	827,640	910,404	1,001,444
Condado	1,000,000	2,400,000	2,640,000	2,904,000	3,194,400
Total Revenues	**16,765,200**	**19,914,220**	**21,799,392**	**23,867,774**	**26,137,408**

GSRX INDUSTRIES

INVESTOR PRESENTATION
JANUARY 2019 UPDATE
OTCQB: GSRX

CORPORATE CONTACT:

Thomas Gingerich
Chief Financial Officer
Building No. 3, P. R. 696
Int. Jose Efron Ave. Dorado, PR, 00646

+1 (214) 808-8649
tom@greenspiritrx.com

GSRX – Puerto Rico
www.greenspiritrx.com

Spirulinex
www.spirulinex.com
Facebook.com/Spirulinex
Instagram @Spirulinex

Pure and Natural
www.getpureandnatural.com

The Green Room Dispensary
https://www.thegreenroomcollective.org
Instagram @GreenRoomMendo